ADVISER AND ADMINISTRATOR
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   FERGUSON WELLMAN
     CAPITAL MANAGEMENT, Inc.
   888 SW Fifth Avenue, Suite 1200
   Portland, Oregon 97204

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Vernon R. Alden
   David B. Frohnmayer
   James A. Gardner
   Diana P. Herrmann
   Sterling K. Jenson
   Raymond H. Lung
   John W. Mitchell
   Richard C. Ross
   Ralph R. Shaw

OFFICERS
   Lacy B. Herrmann, President
   James M. McCullough, Senior Vice President
   Kimball L. Young, Senior Vice President
   Sherri Foster, Vice President
   Diana P. Herrmann, Vice President
   Kerry A. Lemert, Vice President
   Christine L. Neimeth, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

MARCH 31, 2001

                                     AQUILA

                                    CASCADIA
                                  EQUITY FUND

[Graphic: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]


[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                           AQUILA(SM) GROUP OF FUNDS

[Graphic: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

                           AQUILA CASCADIA EQUITY FUND

                                  ANNUAL REPORT

                                                                  April 27, 2001

Dear Fellow Shareholders:

     You will find enclosed the Annual Report for Aquila Cascadia Equity Fund for the fiscal year ended March 31, 2001.

     As you might suspect, the Fund's overall portfolio got caught in the downdraft of the equities markets over this past fiscal year. As a result, the total return, exclusive of sales charges but including capital gains distribution, produced by the Fund's Class A Shares over this period declined by 30.8%. Unfortunately, this decline erased the substantial gain of 43.1% the Class A Shares experienced in the previous fiscal year. As luck would have it, the market decline began in March, 2000, almost the beginning of the Fund's fiscal year, and continued throughout the Fund's entire fiscal year end of March, 2001. By way of comparison, the downward movement of the Fund's share price, on a month-by-month basis, generally mirrored the action of the "benchmark" Standard & Poor's 500. However, the performance of the Fund was significantly better than the NASDAQ index, which declined nearly 60% over the March, 2000 to March, 2001 period.

     We wish to emphasize to you that the daily gyrations of the stock market - either upward or downward - do not necessarily influence our investment decisions. This is because the volatility of the stock market - which has been very significant over the past year - does not necessarily coincide with the stability or instability of the various companies available for investment by the Fund. As recently witnessed, stock prices can, and do, make drastic swings on a day-by-day basis. In contrast, an individual company's progress or set back just does not occur on such a highly rapid basis. Generally speaking, it takes months or years to set in place a trend or pattern with a company. In fact, we consider companies that have too much volatility in their sales or earnings as being too risky for inclusion in the Aquila Cascadia portfolio.

     Looking at the longer-range aspect of our investments, we view the recent behavior of Aquila Cascadia's share price as really just an unpleasant interruption. However, this interruption, no matter how unpleasant it has been, is by no means the end of the world. Our efforts continue to go forward in terms of growing the share value of the Fund. We feel confident that growth of various companies in the Cascadia region will continue. Moreover, we expect that our shares will participate in this growth through our Fund's investments in these sound companies.

OUR FAITH IN THE PROSPECTS OF THE CASCADIA REGION

     We particularly want to stress to you that our faith in the vibrancy of the Cascadia region continues to be strong. We firmly believe that the prospects for the seven states - Oregon, Washington, Utah, Nevada, Idaho, Alaska and Hawaii - within the Cascadia region of our country currently present, and will continue to present, solid possibilities for good capital growth from investments in companies within these states. As we commented to you in our last Semi-Annual Report, this is despite the present stock market volatility which exists.

     The Cascadia region is home to many excellent companies, which possess highly competent managements and employees. The quality of life available to people living in the area, together with the area's character and size, will continue to be major factors in attracting high-caliber people to the Cascadia region.

     It is the entrepreneurial spirit possessed by management of various companies in the area that attracted us and encouraged us to create Aquila Cascadia Equity Fund. Indeed, based upon the latest Gross Domestic Products, the Cascadia region, if viewed as a separate country, would have a gross economy that would rank it approximately the 9th largest in the whole world. This current ranking is larger than the previous ranking which placed the region between the 11th or 12th largest in the world.

INVESTMENT OPPORTUNITIES

     We wish to emphasize that, despite the recent stock market setback, the Cascadia region is rich in investment opportunities. There are a sufficient number of public companies within the Cascadia region and thousands of additional private companies, many of which are becoming publicly owned each year. These companies represent exciting investment choices and reflect various industry sectors with excellent growth opportunities.

     In looking toward the future prospects for the share price of Aquila Cascadia Equity Fund, we continue to feel that it can grow significantly over the longer term as the result of taking advantage of the many diverse, interesting, and dynamic investment opportunities that exist in the region. In viewing the economy of our country, over any reasonable period of time, there will always be periods of slow down as well as rapid increase. Our job is to monitor events carefully and to participate in the growth prospects of those companies in the region which will give us the capital appreciation results which we seek.

     The Cascadia region, while diverse, covers a manageable area which allows our regionally-based investment manager to invest in "our own backyard." While the economy of the Cascadia region is among the largest in the world, we can still invest in this region without concerning ourselves with accounting differences, language barriers, currency exchange, and various cultural aspects that one might find in investing abroad.

OVERVIEW OF THE FUND'S INVESTMENTS

     As a shareholder, it is important that you have a feel for the kind of investments comprising the Fund's portfolio. Therefore, you will find below various charts which delineate these elements for you.

[Graphic of a pie chart with the following information:]

                     PORTFOLIO DISTRIBUTION BY MARKET SECTOR

                    Technology                           27%
                    Transportation                        1%
                    Utilities                            12%
                    Basic Materials                       4%
                    Capital Goods                         9%
                    Communication Services                4%
                    Consumer Cyclicals                    9%
                    Consumer Staples                      9%
                    Energy                                4%
                    Finance                              14%
                    Healthcare                            7%


[Graphic of a pie chart with the following information:]


                         PORTFOLIO DISTRIBUTION BY STATE

                          Hawaii                    3%
                          Idaho                     3%
                          Nevada                    3%
                          Oregon                   19%
                          Washington               43%
                          Utah                      5%
                          Other                    24%

     We are also listing the top 10 holdings of the Fund as of March 31, 2001. As we have indicated before, while the individual holdings of the Fund and those that make up the top 10 will vary over time, there is a commonality in their selection. This common denominator is that of securities which we believe to possess "growth at a reasonable price" at the time of purchase. We are specifically interested in identifying strong management teams who possess ownership positions in their company's stock.

                                TOP TEN HOLDINGS

                                 PERCENT
COMPANY                       OF NET ASSETS    STATE          MARKET SECTOR
-------                       -------------    -----          -------------

Costco Wholesale Corp.            6.0%         Washington     Consumer Cyclicals
Starbucks Corp.                   5.9%         Washington     Consumer Staples
Microsoft Corp.                   4.4%         Washington     Technology
Boeing Co.                        4.2%         Washington     Capital Goods
Washington Mutual, Inc.           4.0%         Washington     Finance
Kroger Co.                        3.6%         Ohio           Consumer Staples
Williams Companies, Inc.          3.6%         Oklahoma       Utilities
Lattice Semiconductor Corp.       3.4%         Oregon         Technology
Mentor Graphics Corp.             3.3%         Oregon         Technology
Intel Corp.                       3.3%         California     Technology


INVESTMENT PHILOSOPHY

     Regardless of the condition of the current equity markets, we continue to remain committed to our investment philosophy and disciplines. It is our desire to purchase and hold securities of companies within the Cascadia region of our country which will provide for our shareholders attractive long-term capital appreciation for our shareholders.

YOUR CONFIDENCE IS APPRECIATED

Your investment in Aquila Cascadia Equity Fund is greatly appreciated. We value your trust and will continue to do our best to merit your confidence.

                                         Sincerely,


                                    /s/  Lacy B. Herrmann
                                    ---------------------
                                         Lacy B. Herrmann
                                         President and Chairman
                                           of the Board of Trustees


     In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains, if any. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. A portion of management fees is being waived. Returns would be less if sales charges and management fees were fully applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discuss the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                               PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Cascadia Equity Fund (the "Fund") since the commencement of its investment operations on September 9, 1996 and maintaining this investment through the Fund's latest fiscal year-end, March 31, 2001 as compared with a hypothetical similar-size investment in the S & P500 Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity securities based on growth at a reasonable price with a value bias. The Fund's universe of companies are primarily within the seven state "Cascadia" region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index (calculated by Standard and Poor's) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The performance of the Index is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. The S & P500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

[Graphic of a line chart with the following information:]

                                               Fund's Class A Shares
                  S & P 500 Index     With Sales Charge    Without Sales Charge
                  ---------------     -----------------    --------------------
9/9/96               $10,000                $9,600               $10,000
9/96                 $10,482                $9,840               $10,275
3/97                 $11,660               $10,335               $10,792
9/97                 $14,722               $12,721               $13,283
3/98                 $17,257               $13,480               $14,075
9/98                 $16,054               $11,093               $11,583
3/99                 $20,444               $13,136               $13,717
9/99                 $20,517               $13,879               $14,492
3/00                 $24,110               $18,794               $19,624
9/00                 $23,242               $16,511               $17,240
3/01                 $18,884               $13,010               $13,584


                                    AVERAGE ANNUAL TOTAL RETURN
                                  FOR PERIODS ENDED MARCH 31, 2001
                                  --------------------------------
                                                          SINCE
                                    1 YEAR              INCEPTION
                                    ------              ---------
Class A (9/9/96)
    With Sales Charge               (33.73)%             5.94%
    Without Sales Charge            (30.78)%             6.95%
Class C (9/9/96)
    With CDSC                       (32.04)%             6.21%
    Without CDSC                    (31.35)%             6.21%
Class Y (9/9/96)
    No Sales Charge                 (30.64)%             7.17%
S&P 500 Index                       (21.68)%             14.82% (Class A)
                                    (21.68)%             14.82% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.25% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

Previously, the Fund's performance was compared to the Bloomberg Northwest Index (which has since been discontinued) and the S & PMidcap 400 Index. A change to the S & P 500 Index was made by the Fund because it provides a better basis of comparison to the Fund than the securities that comprise the S & P Midcap400 Index.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FUND PERFORMANCE

     For the fiscal year ended March 2001, the Aquila Cascadia Equity Fund's Class A shares had a total return decline of -30.8%. This lies in stark contrast to the previous year's Class A share increase in total return of 43.1%. Since the Fund's inception 4 1/2 years ago, the Aquila Cascadia Equity Fund has experienced an overall total return on its Class A shares of 35.8%. These returns do not, however, reflect any sales charges.

     The results for the Fund's latest fiscal year are indicative of the difficult market environment for equity markets. The NASDAQ index over the past twelve months was down an incredible 59.7%, while the S&P 500 lost 21.7% of its value.

     In general, there were several stocks and sectors that hurt our overall performance. Much of the decline in the Fund's share value resulted from the fact that throughout this last fiscal year we maintained our overweight position in technology and biotechnology stocks, two of the more exciting investment areas in the Cascadia region. We did, however, consciously trim some technology and biotechnology holdings, and redeployed the proceeds into more defensive sectors. We sold such stalwarts as Immunex, Intel and Triquint, which were hindering the Fund's performance. As always, the transactions were done with tax efficiency in mind.

     Unfortunately, our overweight in technology names and biotechnology companies more than offset the positive performance in some smaller sectors in the Fund's overall portfolio. For example, after being up 152% the prior year, our technology sector was down 46% during this most recent fiscal year. Specific holdings that caused the most disappointment were Triquint (down 35%), Intel (down 55%) and Microsoft (down 48%). All three were large holdings that had served the Fund well since the Fund's inception, but they could not avoid the technology destruction in the market over the past 12 months. We continue to believe in our technology holdings and are confident that when technology stocks come back, we will participate handsomely. The other sector of poor performance is healthcare. Our healthcare sector is dominated by biotechnology holdings. They fell by an average of 59% from March 31, 2000 to March 31, 2001. We believe that this sector, like technology, is a long-term, secular growth story.

     For the year our big winners included Washington Mutual (up 113%), U.S. Bancorp (up 59%) and Advanced Digital Information (up 150%). As it turns out, our best performing for the past fiscal year were in Finance (up 49.6%), Energy (up 12.5%) and Utilities (up 9.2%). We did add to the overall portfolio Noble Drilling, Southwest Gas, Questar and several finance names. This portfolio structure is quite a change from a year ago.

ECONOMIC OUTLOOK

     The US economy could not avoid the induced economic slowdown caused by action of the Federal Reserve (the "Fed"). Real GDP growth in our country peaked at over 6% in the 3rd quarter of 2000, and then fell to just over 1% in the 1st quarter of 2001. As a result, this severe slowdown caused the Fed to ease interest rates and money supply aggressively in the first quarter of 2001. We believe that the Fed will further ease interest rates by this summer - as witnessed by the 1/2% decline on April 18th. In general, we expect the economy to pick up in the fourth quarter of this year in response to stimulus by the central bank, as well as possible tax reductions.

THE REGION

     The biggest news to hit the region during the past year was Boeing's recent announcement that it will be moving its headquarters out of the area in the year 2001. While the move will not have a large economic impact in the short-term, it is a definite blow to Washington's psyche. This announcement follows on the heels of several disappointments in the technology sector within the Cascadia region. Unfortunately, this does not bode well for some aspects of the near-term economic prospects. While Aquila Cascadia Equity Fund focuses on companies based within the region, most of these companies are, in fact, national and international in their overall business and consequently do not generate the bulk of their profits in the region. We continue to view the Cascadia region as a distinct hot bed for technology innovation. Additionally, the region will probably be a beneficiary of California's power crisis, as companies will look to other Western states for new plant sites.

CONCLUSION/OUTLOOK

     Our outlook for the market is much more constructive today than it was three months ago. We have seen an unparalleled correction in the NASDAQ index, which brought it down to a more realistic level. Additionally, the Fed is continuing to aggressively ease interest rates to stimulate the economy. New investment leadership within the market has emerged in the form of energy, utilities and interest sensitive stocks. The Aquila Cascadia Equity Fund indeed now has heavy weightings in these sectors, but we would like to point out that we also remain overweighted in technology and biotechnology names. This "bar-belled" approach to both aggressive and defensive names should serve the Fund well over the next twelve months.

     In a very difficult time for the market it is important to revisit the reasoning process behind a fund such as Aquila Cascadia Equity Fund. We want to emphasize that the seven state Cascadia region is home to some of the most dynamic companies in the world. We will continue to allocate the portfolio around a core group of significant and diversified companies within the region. The portfolio we construct is built to attain growth in capital appreciation, with a reasonable amount of risk. We continue to believe that this "basket" of stocks in the Fund's portfolio represents the best way for investors within the Cascadia region to invest in "our own backyard."

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:



     We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund, including the statement of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 13, 1996 (commencement of operations) through March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 13, 1996
(commencement of operations) through March 31, 1997, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG LLP
-------------
New York, New York
April 16, 2001

                           AQUILA CASCADIA EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 2001

                                                                      MARKET
   SHARES       COMMON STOCKS - 100.5%                                 VALUE
------------    ---------------------------------------------  -----------------
                BASIC MATERIALS - 4.2%
                Paper & Forest Products - 4.2%
                ------------------------------
      22,250    Longview Fibre Co. .........................   $         289,250
       5,000    Weyerhaeuser Co. ...........................             253,950
                                                               -----------------
                                                                         543,200
                                                               -----------------

                CAPITAL GOODS - 9.3%
                Aerospace/Defense - 4.2%
                ------------------------
       9,600    Boeing Co. .................................             534,816
                                                               -----------------
                Diversified Manufacturing - 2.4%
                --------------------------------
      14,000    Esterline Technologies Corp. + .............             304,500
                                                               -----------------
                Trucks & Parts - 2.7%
                ---------------------
       7,630    PACCAR, Inc. ...............................             341,919
                                                               -----------------

                COMMUNICATION SERVICES - 4.4%
                Telecom - Wireless - 1.9%
                -------------------------
      13,000    AT & T Wireless Group + ....................             249,340
                                                               -----------------
                Telephone - 2.5%
                ----------------
       4,392    Verizon Communications, Inc. ...............             216,526
      14,800    XO Communications, Inc. + ..................             103,600
                                                               -----------------
                                                                         320,126
                                                               -----------------

                CONSUMER CYCLICALS - 9.1%
                Apparel - 1.2%
                --------------
       3,500    Columbia Sportswear Co. + ..................             159,195
                                                               -----------------
                Footwear - 1.7%
                ---------------
       5,500    Nike, Inc. (Class B) .......................             223,025
                                                               -----------------
                Retail - General Merchandise/
                          Specialty - 6.2%
                -----------------------------
       3,000    Amazon.com, Inc.+ ..........................              30,690
      19,600    Costco Wholesale Corp.+ ....................             769,300
                                                               -----------------
                                                                         799,990
                                                               -----------------

                CONSUMER STAPLES - 9.5%
                Restaurants - 5.9%
                ------------------
      17,900    Starbucks Corp. + ..........................             759,631
                                                               -----------------
                Retail - Food Chains- 3.6%
                --------------------------
      17,816    Kroger Co. + ...............................             459,475
                                                               -----------------

                ENERGY - 3.8%
                Drilling - 2.2%
                ---------------
       6,250    Noble Drilling Corp. + ......................  $         288,500
                                                               -----------------
                Oil - Domestic - 1.6%
                ---------------------
       3,000    Texaco, Inc. ................................            199,200
                                                               -----------------

                FINANCE - 14.2%
                Banks - Major Regional - 7.2%
                -----------------------------
      14,600    BancWest Corp. ..............................            350,400
      13,156    U.S. Bancorp ................................            305,219
       5,500    Wells Fargo & Co. ...........................            272,085
                                                               -----------------
                                                                         927,704
                                                               -----------------

                Diversified Financials - 1.2%
                -----------------------------
       3,500    Citigroup, Inc. .............................            157,430
                                                               -----------------
                Insurance - 1.8%
                ----------------
       5,500    Stancorp Financial Group, Inc. ..............            231,550
                                                               -----------------
                Savings & Loan - 4.0%
                ---------------------
       9,375    Washington Mutual, Inc. .....................            513,281
                                                               -----------------

                HEALTHCARE - 6.7%
                Biotech - 5.9%
                --------------
      10,500    Corixa Corp. + ..............................             84,000
       5,500    ICOS Corp. + ................................            261,250
      14,200    Immunex Corp. + .............................            203,238
       5,300    Myriad Genetics, Inc.+ ......................            214,981
                                                               -----------------
                                                                         763,469
                                                               -----------------
                Drugs - Major - 0.8%
                --------------------
       5,000    NPS Pharmaceuticals,  Inc.+ .................            105,000
                                                               -----------------

                TECHNOLOGY - 26.9%
                Computer Hardware &
                Software Services - 10.8%
                --------------------------
      12,500    Advanced Digital Information Corp.+ .........            216,406
       9,380    Hewlett-Packard Co. .........................            293,313
       8,200    InFocus Corp. + .............................            134,275
      10,435    Microsoft Corp.+ ............................  $         570,664
      16,250    ONYX Software Corp. + .......................            130,508
       4,100    WebTrends Corp.+ ............................             36,900
                                                               -----------------
                                                                       1,382,066
                                                               -----------------
                Electronics - 16.1%
                -------------------
      16,220    Intel Corp. .................................            426,789
      24,000    Lattice Semiconductor Corp. + ...............            436,500
      20,700    Mentor Graphics Corp. + .....................            426,937
       8,600    Micron Technology, Inc. + ...................            357,158
       7,000    Tektronix, Inc. .............................            191,030
      15,400    Triquint Semiconductor, Inc.+ ...............            228,113
                                                               -----------------
                                                                       2,066,527
                                                               -----------------

                TRANSPORTATION - 0.8%
                Air Freight/Airlines - 0.8%
                ---------------------------
       4,150    Alaska Air Group, Inc.+ .....................            106,655
                                                               -----------------

                UTILITIES - 11.6%
                Energy Services - 2.5%
                ----------------------
      11,500    Questar Corp. ...............................            315,100
                                                               -----------------
                Natural Gas - 9.1%
                ------------------
      15,000    Northwest Natural Gas Co. ...................            360,000
      16,300    Southwest Gas Corp. .........................            339,855
      10,900    Williams Companies, Inc. ....................            467,065
                                                               -----------------
                                                                       1,166,920
                                                               -----------------

                Total Common Stocks
                 (cost $10,694,859*) ...............  100.5%          12,918,619
                Other assets less liabilities ......   (0.5)            (63,437)
                                                    --------   -----------------
                Net Assets .........................  100.0%   $      12,855,182
                                                    ========   =================


                * Cost for Federal tax purposes is identical.
                + Non-income producing security.

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001

ASSETS
    Investments at market value (cost $10,694,859) .............   $ 12,918,619
    Deferred organization expenses (note 2) ....................          8,190
    Dividends receivable .......................................          6,547
    Receivable for Fund shares sold ............................            995
                                                                   ------------
       Total assets ............................................     12,934,351
                                                                   ------------
LIABILITIES
    Payable for Fund shares redeemed ...........................         23,736
    Cash overdraft .............................................         20,422
    Management fees payable ....................................         23,724
    Distribution fees payable ..................................          6,017
    Accrued expenses ...........................................          5,270
                                                                   ------------
       Total liabilities .......................................         79,169
                                                                   ------------
NET ASSETS .....................................................   $ 12,855,182
                                                                   ============
    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares
       par value $.01 per share ................................          8,298
    Additional paid-in capital .................................     10,418,690
    Net unrealized appreciation on investments (note 4) ........      2,223,760
    Accumulated net realized gain on investments ...............        204,434
                                                                   ------------
                                                                   $ 12,855,182
                                                                   ============
CLASS A
    Net Assets .................................................   $  1,674,909
                                                                   ============
    Capital shares outstanding .................................        108,420
                                                                   ============
    Net asset value and redemption price per share .............          15.45
                                                                   ============
    Offering price per share (100/95.75 of $15.45 adjusted
        to nearest cent) .......................................          16.14
                                                                   ============
CLASS C
    Net Assets .................................................   $  1,646,319
                                                                   ============
    Capital shares outstanding .................................        110,146
                                                                   ============
    Net asset value and offering price per share ...............          14.95
                                                                   ============
    Redemption  price per share (*a  charge of 1% is  imposed
       on the  redemption  proceeds of the shares,  or on the
       original price, whichever is lower, if redeemed during
       the  first  12  months   after   purchase) ..............       $  14.95*
                                                                   ============
CLASS Y
    Net Assets .................................................   $  9,533,954
                                                                   ============
    Capital shares outstanding .................................        611,239
                                                                   ============
    Net asset value, offering and redemption price per share ...          15.60
                                                                   ============



        See accompanying notes to financial statements.

                  AQUILA CASCADIA EQUITY FUND
                    STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED MARCH 31, 2001


INVESTMENT INCOME:
      Dividends ................................................                $   148,083

Expenses:


      Advisory and Administrative fees (note 3) ................ $   129,697
      Sub-Advisory fees (note 3) ...............................     113,165
      Distribution and service fees (note 3) ...................      25,286
      Legal fees ...............................................      39,172
      Trustees' fees and expenses ..............................      22,147
      Shareholders' reports ....................................      20,339
      Amortization of organization expenses (note 2) ...........      19,666
      Audit and accounting fees ................................      13,955
      Registration fees ........................................      13,652
      Transfer and shareholder servicing agent fees ............      12,415
      Custodian fees ...........................................       1,981
      Miscellaneous ............................................       6,858
                                                                 -----------
                                                                     418,333

      Advisory and Administrative fees waived (note 3) .........     (88,034)
      Sub-Advisory fees waived (note 3) ........................     (71,502)
      Expenses paid indirectly (note 6) ........................      (3,535)
                                                                 -----------
      Net expenses .............................................                    255,262
                                                                                -----------
      Net investment loss ......................................                   (107,179)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

      Net realized gain from securities transactions ...........     204,533
      Change in unrealized appreciation on investments .........  (5,931,168)
                                                                 -----------

      Net realized and unrealized loss on investments ..........                 (5,726,635)
                                                                                -----------
      Net decrease in net assets resulting from operations .....                $(5,833,814)
                                                                                ===========

                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                               MARCH 31, 2001   MARCH 31, 2000
                                                               --------------   --------------
OPERATIONS:
   Net investment loss ...................................     $   (107,179)     $    (67,755)
   Net realized gain from securities transactions ........          204,533         1,233,868
   Change in unrealized appreciation on investments ......       (5,931,168)        5,038,882
                                                               ------------      ------------
      Change in net assets from operations ...............       (5,833,814)        6,204,995
                                                               ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
   Class A Shares:
   Net realized gain on investments ......................          (34,264)          (81,288)

   Class C Shares:
   Net realized gain on investments ......................          (36,848)          (58,813)

   Class Y Shares:
   Net realized gain on investments ......................         (206,768)         (504,879)
                                                               ------------      ------------
      Change in net assets from distributions ............         (277,880)         (644,980)
                                                               ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold .............................        1,543,848           626,528
   Reinvested distributions ..............................          195,532           450,542
   Cost of shares redeemed ...............................       (1,347,690)       (3,778,681)
                                                               ------------      ------------
      Change in net assets from capital share transactions          391,690        (2,701,611)
                                                               ------------      ------------


      Change in net assets ...............................       (5,720,004)        2,858,404

NET ASSETS:
   Beginning of period ...................................       18,575,186        15,716,782
                                                               ------------      ------------
   End of period .........................................     $ 12,855,182      $ 18,575,186
                                                               ============      ============



                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

     The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 31, 2000 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At March 31, 2001 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d)   ORGANIZATION  EXPENSES:  The  Fund's  organizational   expenses  have  been
     deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Management   affairs  of  the  Fund  are  conducted  through  two  separate management arrangements.

     Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

     The Fund  also  has an  Investment  Sub-Advisory  Agreement  with  Ferguson
Wellman Capital Management, Inc. (formerly Ferguson, Wellman, Rudd, Purdy and Van Winkle, Inc.) (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

     For the twelve months ended March 31, 2001, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $129,697 and $113,165, respectively, of which amounts $88,034 and $71,502, respectively, were voluntarily waived.

     Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)   DISTRIBUTION AND SERVICE FEES:

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended March 31, 2001, service fees on Class A Shares amounted to $4,766, of which the Distributor received $393.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 2001, amounted to $15,390. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 2001, amounted to $5,130. The total of these payments with respect to Class C Shares amounted to $20,520 of which the Distributor received $8,101.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 2001, total commissions on sales of Class A Shares amounted to $11,978, of which the Distributor received $1,693.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended March 31, 2001, purchases of securities and proceeds from the sales of securities aggregated $4,801,375 and $4,667,964, respectively.

     At March 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $3,259,256 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,035,496, for a net unrealized appreciation of $2,223,760.

5.   DISTRIBUTIONS

     The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually and are taxable.

     Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6.   EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

7.   CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:


                                         YEAR ENDED                    YEAR ENDED
                                       MARCH 31, 2001                MARCH 31, 2000
                                ---------------------------   ---------------------------
                                   SHARES         AMOUNT         SHARES         AMOUNT
CLASS A SHARES:
    Proceeds from shares sold        28,597    $   559,767         14,162    $   269,760
    Reinvested dividends and
       distributions ........         1,319         23,917          1,580         29,989
    Cost of shares redeemed .        (4,819)       (92,450)       (61,180)    (1,277,766)
                                -----------    -----------    -----------    -----------
       Net change ...........        25,097        491,234        (45,438)      (978,017)
                                -----------    -----------    -----------    -----------

CLASS C SHARES:
    Proceeds from shares sold        29,817        579,178         14,162        267,567
    Reinvested dividends and
       distributions ........           223          3,926            185          3,437
    Cost of shares redeemed .       (12,829)      (220,766)        (7,534)      (136,326)
                                -----------    -----------    -----------    -----------
       Net change ...........        17,211        362,338          6,813        134,678
                                -----------    -----------    -----------    -----------

CLASS Y SHARES:
    Proceeds from shares sold        19,392        404,903          4,406         89,201
    Reinvested dividends and
       distributions ........         9,168        167,689         21,827        417,116
    Cost of shares redeemed .       (55,931)    (1,034,474)      (125,100)    (2,364,589)
                                -----------    -----------    -----------    -----------
       Net change ...........       (27,371)      (461,882)       (98,867)    (1,858,272)
                                -----------    -----------    -----------    -----------

Total transactions in Fund
    shares ..................        14,937    $   391,690       (137,492)   $(2,701,611)
                                ===========    ===========    ===========    ===========


                           AQUILA CASCADIA EQUITY FUND
                              FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period

                                                                  CLASS A                                 CLASS C
                                                -----------------------------------------  ----------------------------------------
                                                                                 PERIOD(1)                                 PERIOD(1)
                                                       YEAR ENDED MARCH 31,        ENDED       YEAR ENDED MARCH 31,         ENDED
                                                 2001     2000    1999    1998    3/31/97   2001    2000    1999   1998    3/31/97
                                                ------   ------  ------  ------   ------   ------  ------  ------  ------  ------
Net asset value, beginning of period .......... $22.72   $16.46  $16.89  $12.95   $12.00   $22.18  $16.21  $16.76  $12.95  $12.00
                                                ------   ------  ------  ------   ------   ------  ------  ------  ------  ------
Income (loss) from investment operations:
   Net investment loss ........................  (0.14)   (0.10)     --      --      --     (0.28)  (0.24)     --      --      --
   Net gain (loss) on securities
      (both realized and unrealized) ..........  (6.81)    7.05   (0.43)   3.94     0.95    (6.63)   6.90   (0.55)   3.81    0.95
                                                ------   ------  ------  ------   ------   ------  ------  ------  ------  ------
   Total from investment operations ...........  (6.95)    6.95   (0.43)   3.94     0.95    (6.91)   6.66   (0.55)   3.81    0.95
                                                ------   ------  ------  ------   ------   ------  ------  ------  ------  ------
Less distributions (note 5):
   Distributions from capital gains ...........  (0.32)   (0.69)     --      --      --     (0.32)  (0.69)     --      --      --
                                                ------   ------  ------  ------   ------   ------  ------  ------  ------  ------
Net asset value, end of period ................ $15.45   $22.72  $16.46  $16.89   $12.95   $14.95  $22.18  $16.21  $16.76  $12.95
                                                ======   ======  ======  ======   ======   ======  ======  ======  ======  ======
Total return (not reflecting sales charge) .... (30.78)%  43.07%  (2.55)% 30.42%    7.92%+ (31.35)  41.94%  (3.28)% 29.42%   7.92%+

Ratios/supplemental data
   Net assets, end of period
      (in thousands) .......................... $1,675   $1,893  $2,119  $2,709   $1,615   $1,646  $2,061  $1,396    $968    $350
   Ratio of expenses to average
      net assets ..............................   1.66%    1.67%   1.92%   1.77%    1.34%*   2.40%   2.42%   2.65%   2.53%   1.38%*
   Ratio of net investment loss
      to average net assets ...................  (0.75)%  (0.53)% (0.25)% (0.18)%  (0.16)%* (1.50)% (1.30)% (1.00)% (0.96)% (0.16)%
   Portfolio turnover rate ....................  28.77%   37.46%  26.62%  29.38%    3.53%+  28.77%  37.46%  26.62%  29.38%   3.53%+


The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the
Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average
      net assets ..............................   2.61%    2.44%   2.37%   2.76%    4.63%*   3.35%   3.20%   3.09%   3.53%   5.39%*
   Ratio of net investment loss to
      average net assets ......................  (1.70)%  (1.30)% (0.70)% (1.17)%  (3.45)%* (2.45)% (2.08)% (1.44)% (1.96)% (4.17)%


The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average
      net assets ..............................   1.63%    1.65%   1.80%   1.75%    1.18%*   2.38%   2.40%   2.54%   2.51%   1.22%*


--------------------------------
(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
+    Not annualized.
*    Annualized.


                 See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

For a share outstanding throughout each period

                                                                                              CLASS Y
                                                                  -----------------------------------------------------------------
                                                                                                                           PERIOD(1)
                                                                                  YEAR ENDED MARCH 31,                      ENDED
                                                                   2001          2000           1999           1998        3/31/97
                                                                  ------        ------         ------         ------       ------

Net asset value, beginning of period ..........................   $22.89        $16.55         $16.94         $12.96       $12.00
                                                                  ------        ------         ------         ------       ------

Income (loss) from investment operations:
   Net investment loss ........................................    (0.10)        (0.05)           --             --           --
   Net gain (loss) on securities (both realized and unrealized)    (6.87)         7.08          (0.39)          3.98         0.96
                                                                  ------        ------         ------         ------       ------
   Total from investment operations ...........................    (6.97)         7.03          (0.39)          3.98         0.96
                                                                  ------        ------         ------         ------       ------

Less distributions (note 5):
   Distributions from capital gains ...........................    (0.32)        (0.69)           --             --           --
                                                                  ------        ------         ------         ------       ------
Net asset value, end of period ................................   $15.60        $22.89         $16.55         $16.94       $12.96
                                                                  ======        ======         ======         ======       ======

Total return (not reflecting sales charge) ....................   (30.64)%       43.32%         (2.30)%        30.71%        8.00%+

Ratios/supplemental data
   Net assets, end of period (in thousands) ...................   $9,534       $14,621        $12,202        $12,649       $7,393
   Ratio of expenses to average net assets ....................     1.41%         1.42%          1.66%          1.52%        1.40%*
   Ratio of net investment income (loss) to average net assets     (0.52)%       (0.28)%          --            0.07%       (0.16)%*
   Portfolio turnover rate ....................................    28.77%        37.46%         26.62%         29.38%        3.53%+


The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the
Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average net assets ....................     2.35%         2.20%          2.11%          2.51%        4.38%*
   Ratio of net investment loss to average net assets .........    (1.46)%       (1.06)%        (0.45)%        (0.92)%      (3.14)%*


The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....................     1.39%         1.40%          1.55%          1.50%        1.24%*

-------------
(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
+    Not annualized.
*    Annualized.

                 See accompanying notes to financial statements.
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
FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended March 31, 2001, $153,414 of dividends paid by Aquila Cascadia Equity Fund, constituting 55.21% of total dividends paid during fiscal 2001, were ordinary income dividends, 100% of which qualified for the dividends received deduction for certain corporate shareholders. In addition, $124,466 of dividends paid by Aquila Cascadia Equity Fund, constituting 44.79% of total dividends paid during fiscal 2001, constituted capital gain dividends.

     Prior to January 31, 2001, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2000 CALENDAR YEAR.
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